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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2001


                                LIQUID AUDIO, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     000-25977                 77-0421089
      (State or Other            Commission File Number        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


                              800 Chesapeake Drive
                         Redwood City, California 94063
                    (Address of Principal Executive Offices)

                                 (650) 549-2000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

     On October 24, 2001, Liquid Audio, Inc. issued a press release announcing that it had received a letter from Steel Partners relating to a proposal to purchase Liquid Audio for $3.00 per share in cash. Liquid Audio announced that it will consider Steel Partners' offer at the Company's next regularly scheduled board meeting. Liquid Audio also announced that it had denied a publicly announced request from one of its stockholders, musicmaker.com, Inc., to call a special meeting of the Company's stockholders because under the Company's bylaws, stockholders are not permitted to call special meetings. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         Exhibit 99.1      Press Release of Registrant, dated October 24, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Liquid Audio, Inc.


Date:  October 25, 2001                By:   /s/ Michael R. Bolcerek
                                           -------------------------------------
                                           Michael R. Bolcerek
                                           Chief Financial Officer and
                                           Senior VP Finance


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                                  EXHIBIT INDEX

Exhibit
Number
-------
99.1     Press Release of Registrant, dated October 24, 2001.